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                                   Exhibit 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 33-88072 on Form S-8 of Camco Financial & Subsidiaries Salary Savings Plan of our report dated May 6, 2004 appearing in this Annual Report on Form 11-K of Camco Financial & Subsidiaries Salary Savings Plan for the year ended December 31, 2003.




                                               /s/ Crowe Chizek and Company LLC
                                               Crowe Chizek and Company LLC

Columbus, Ohio
June 24, 2004